UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

20549
FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

November 16, 2020

ConocoPhillips

(Exact name of registrant as specified in its charter)
Delaware
001-32395
01-0562944
(State or other jurisdiction of (Commission (I.R.S. Employer incorporation) File Number) Identification No.)
925 N. Eldridge Parkway
Houston
,
Texas
77079

(Address of principal executive offices and zip code)
Registrant’s telephone number,

including area code:

(
281
)
293-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of
the registrant under any of the following

provisions:
☐

Written communications pursuant to Rule 425

under the Securities Act (17

CFR 230.425)
☐

Soliciting material pursuant to

Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)
☐

Pre-commencement communications

pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications

pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the

Act:

Title of each class Trading symbols Name of each exchange on which registered
Common Stock, $.01 Par Value
COP
New York Stock Exchange
7% Debentures due 2029
CUSIP – 718507BK1
New York Stock Exchange

Indicate by check

mark whether the

registrant is an

emerging growth company

as defined in

Rule 405 of

the Securities
Act of 1933

(§230.405 of this

chapter) or Rule

12b-2 of the

Securities Exchange Act of

1934 (§240.12b-2 of this
chapter).

Emerging growth company
☐

If an emerging growth company,

indicate by check

mark if the registrant

has elected not

to use the extended

transition
period for complying with any

new or revised financial accounting standards

provided pursuant to Section 13(a) of
the Exchange Act.
☐

Item 8.01 Other Events.
ConocoPhillips (the

“Company”) is

recasting certain financial

information included

in its 2019
Annual Report on Form 10-K

(the “Form 10-K”) which was initially filed with the Securities and
Exchange Commission (“SEC”) on February 18, 2020, to reflect a realignment of the Company’s segments. The Company managed

operations through six operating

segments, which are primarily
defined by

geographic region,

and were

previously named

the following:

Alaska; Lower

48;
Canada; Europe and North Africa;

Asia Pacific and Middle East; and Other International.

Effective with

the third

quarter of

2020, the

Company has

restructured segments

to align

with
changes within its

internal organization.

The Middle East

business was realigned

from the

Asia
Pacific and

Middle East segment

to the

Europe and

North Africa segment.

The segments have
been renamed the Asia Pacific segment and the Europe, Middle East and North Africa segment.
Attached as Exhibit

99.1 of

this Current

Report on Form

8-K are the

following portions

of the
Form 10-K which

were revised to

reflect this realignment

in segments: Business

and Properties
(Items 1

and 2), Management’s

Discussion and Analysis

of Financial

Condition and

Results of
Operations (Item 7),

Financial Statements and

Supplementary Data (Item

8), and Exhibit,

Financial
Statement Schedules

(Item 15).

The change

in segments

did not

impact previously

reported
consolidated net

income (loss),

net income

(loss) attributable to

ConocoPhillips, or net

income
(loss) attributable to

ConocoPhillips per share

of common stock.

The segment-specific information
presented in

exhibit 99.1

is consistent

with the

presentation of

segments in

the Company’s
Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, filed with the
SEC on November 3, 2020.
This Current Report on Form 8-K is being filed only for the purposes described above and all other information in the Form 10-K

remains unchanged. In order to preserve the nature and
character of the disclosures set forth in the Form 10-K, the items included in Exhibit 99.1 of this
Current Report on Form 8-K have been updated solely for matters relating specifically to the segment realignment and related classifications as described above. No attempt has been made in this Current Report on Form 8-K to reflect events or occurrences after the date of the filing of the
Form 10-K, on February 18, 2020, and it should not be read to modify or update other disclosures as presented in the Form 10-K. Therefore, this Current Report on Form 8-K should be read in conjunction with the Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the Form 10-K, including the Company’s Quarterly Reports on Form
10-Q

for the quarters ended March 31, 2020, June 30, 2020, and September 30, 2020.

These
subsequent SEC filings contain important information regarding events, risks, developments and updates affecting the Company and its expectations that have occurred since the filing of the
Form 10-K.

The revised portions of the Form 10-K described above are attached as Exhibit 99.1 hereto and incorporated herein by reference.

References in the attached exhibits to the Form 10-
K or parts thereof refer to the Form 10-K for the year ended December 31, 2019, filed on
February 18, 2020, except to the extent portions of such Form 10-K have been revised in this
Current Report on Form 8-K, in which case, they refer to the applicable revised portion in this

Current Report on Form 8-K. The information contained herein is not an amendment to, or a restatement of, the Form 10-K.

Item 9.01 Financial Statements and Exhibits.
(d)

Exhibits
Exhibit No.

Description
23.1*

Consent of Ernst & Young LLP.

23.2*

Consent of DeGolyer and MacNaughton.

99.1*

Items from ConocoPhillips Annual Report on Form 10-K for the year ended December 31, 2019, revised to reflect recast segment information:
Business and Properties (Items 1 and 2), Management’s Discussion and
Analysis of Financial Condition and Results of Operations (Item 7),

Financial Statements and Supplementary Data (Item 8), and Exhibits,
Financial Statement Schedules (Item 15).

99.2*

Report of DeGolyer and MacNaughton.

101.INS**

Inline XBRL Instance Document.

101.SCH**

Inline

XBRL Schema Document.

101.CAL**

Inline XBRL Calculation Linkbase Document.

101.DEF**

Inline XBRL Definition Linkbase Document.

101.LAB**

Inline XBRL Labels Linkbase Document.

101.PRE**

Inline XBRL Presentation Linkbase Document.
104*

Cover Page

Interactive Data

File (formatted

as Inline

XBRL and

filed
herewith).
* Filed herewith
** These interactive data files are furnished and deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as
amended, are deemed not filed for purposes of Section 18 of the Securities Exchange Act of
1934, as amended, and otherwise are not subject to liability under those sections.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS
/s/

Catherine A. Brooks

Catherine A. Brooks
(Chief Accounting and Duly Authorized Officer)
November 16, 2020